UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
May 11, 2012 (May 9, 2012)

SMTC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-31051	98-0197680
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

635 Hood Road
Markham, Ontario, Canada L3R 4N6
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (905) 479-1810

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On May 9, 2012, SMTC Corporation issued a press release announcing its financial results for its first quarter ended April 1, 2012, a copy of which is attached as Exhibit 99.1 to this Current Report and incorporated herein by reference.

On May 9, 2012, SMTC Corporation held a teleconference announcing its financial results for its first quarter ended April 1, 2012. A transcript of this teleconference is attached as Exhibit 99.2 to this Current Report and incorporated herein by reference.

The information being furnished under Item 2.02 in this Form 8-K, including the accompanying exhibits, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Press Release of SMTC Corporation dated May 9, 2012.

99.2	Transcript of SMTC Corporation’s first quarter 2012 results teleconference held May 9, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 11, 2012	SMTC CORPORATION

	By:	/S/ Alex Walker
	Name:	Alex Walker
	Title:	Co-Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of SMTC Corporation dated May 9, 2012.

99.2	Transcript of SMTC Corporation’s first quarter 2012 results teleconference held May 9, 2012.